UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

KaloBios Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Marina Boulevard, Suite 250
Brisbane, CA  94005-1878
 (Address of principal executive offices, including zip code)

(650) 243-3100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 23, 2017, KaloBios Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it had received proceeds of approximately $5.5 million from an additional loan from its key investors. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Amendment to Credit and Security Agreement

On March 21, 2017, the Company entered into an amendment  (the “Amendment”) to the Credit and Security Agreement dated December 21, 2016 (the “Credit Agreement”) with Black Horse Capital Master Fund Ltd., as administrative agent and lender (“BHCMF” or “Agent”), Black Horse Capital LP, as a lender (“BHC”), Cheval Holdings, Ltd., as a lender (“Cheval”) and Nomis Bay LTD, as a lender (“Nomis” and, together with BHCMF, BHC and Cheval, the “Lenders”). The Credit Agreement provided for a term loan in the original principal amount of $3,315,217.00 (the “Term Loan”)

The Amendment provides for an additional loan of $5,978,260, less an upfront fee equal to $478,260 (the “Upfront Fee”), and requires the payment by the Company to the Lenders of a commitment fee equal to $275,000 (the “Commitment Fee”), bringing the total amount of the Term Loan to $9,293,477. In accordance with the terms of the Credit Agreement, the Company will use the proceeds from the additional loan for general working capital, the payment of certain fees and expenses owed to the Agent and the Lenders in connection with the Credit Agreement and other costs incurred in the ordinary course of business. Aside from the increase in the principal amount extended, the Amendment did not modify any of the terms under the Credit Agreement, all of which will be applicable to the additional loan extended to the Company by the Lenders.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy thereof filed as exhibit 10.1 hereto and incorporated herein by reference.

Promissory Notes

In connection with the Company’s execution of the Amendment, the Company has issued in favor of each Lender a promissory note in an amount equal to each Lender’s additional loan commitment under the Amendment. The new promissory notes are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit	Exhibit Description

10.1
Amendment to the Credit and Security Agreement, dated as of March 21, 2017, by and among KaloBios Pharmaceuticals, Inc., Black Horse Capital Master Fund Ltd., Black Horse Capital LP, Cheval Holdings, Ltd. and Nomis Bay LTD.

10.2	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Black Horse Capital Master Fund Ltd.

10.3	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Black Horse Capital LP.

10.4	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Cheval Holdings, Ltd.

10.5	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Nomis Bay LTD.

99.1	Press release dated March 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: March 23, 2017

EXHIBIT INDEX

Exhibit	Exhibit Description

10.1
Amendment to the Credit and Security Agreement, dated as of March 21, 2017, by and among KaloBios Pharmaceuticals, Inc., Black Horse Capital Master Fund Ltd., Black Horse Capital LP, Cheval Holdings, Ltd. and Nomis Bay LTD.

10.2	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Black Horse Capital Master Fund Ltd.

10.3	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Black Horse Capital LP.

10.4	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Cheval Holdings, Ltd.

10.5	Term Loan Note, dated March 21, 2017, by KaloBios Pharmaceuticals, Inc. in favor of Nomis Bay LTD.

99.1	Press release dated March 23, 2017